EXHIBIT 99.1

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Global Product Development Update

Jon Lauckner
Vice President
Global Program Management

Global Approach to Product Development


Vice Chairman
Global Product Development
Lutz
Regional President
Wagoner, Clarke, Henderson,
Kempston-Darkes
Group VP Global
Product Planning
Smith
VP Global Design
Welburn
VP Global
Engineering
Queen
VP Global Program
Management
Lauckner
Vehicle Line Executives
Global Architectures &
Regional Architectures

Concepts Drive
Global Product Development

Concept	Benefit
Global Portfolio	■ Improved efficiencies ■ Generate global solutions ■ Leverage globally
Global Architectures	■ Plug and play solutions ■ Better economies of scale ■ Bill of Material re-use
Manufacturing Flexibility	■ Global Bill of Process ■ Common tooling concepts ■ Leverage global footprint

Global Product Planning

- Focus on biggest, fastest growing, most profitable markets
- Leverage converged architectures, “Look Share” potentials across regions
- Reconfigure Planning organization from “Regional” to “Global Segment” to maximize common solutions
- Increased emphasis on advanced concepts
- “Fewer, better, faster” entries

Global Design



Göteborg, Sweden
Coventry, England
Warren Advanced
Rüsselsheim Advanced
Rüsselsheim, Germany
Incheon, South Korea
Warren, MI
Los Angeles, CA
Shanghai, China
São Paulo, Brazil
Port Melbourne, Australia

Global Engineering

One Regional Engineering Center Takes Global Responsibility for an Architecture

- Led by Global Vehicle Chief Engineer
- Engineering Center staff supplemented with subject matter experts from around the globe
- Responsible for developing architecture, lead vehicle, and bandwidth of derivatives
- High leverage of globally common components
- Worksharing between global engineering enterprise

Global Program Management
Global Vehicle Development Team Structure


Global Vehicle
Development Team
(Common Components)
Regional Vehicle Line Teams
(Product Execution)
Region 1
Region 2
Region 3
Global Vehicle
Line Executive
Vehicle Line
Director
Vehicle Line
Director
Vehicle Line
Director
Functions:
Engineering,
Manufacturing
Purchasing,
etc.

Global Vehicle Development Teams


Compact Crossover
Luxury RWD
Midsize Car
Compact Car
Small Car
Large RWD

Expected Business Results

- Reduction in vehicle architecture count by 50%
- Better economies of scale in component sourcing
  - Global footprint
- Engineering and manufacturing costs per entry reduced
- Global architectures will drive better execution
  - Faster to market
  - Higher quality
- Great products at low cost with manufacturing flexibility

Large Truck Update

Paul Ballew
Executive Director
Global Market and Industry Analysis

Large Truck Market Remains an Important Key to U.S. Sales Strategy

- 3.4 million unit market – with sub-segments still expanding
- Still very profitable despite competitive and market pressures (due in part to richening mix)
- GM leadership is at the center of our U.S. market strategy
  - Profitability
  - Image
  - Ability to reach new customers

Large Pickup and Large Utility Industry


Large Pickup
Large Utility/Large Lux Utility
In Thousands
3,000
2,500
2,000
1,500
1,000
500
0
1999
2000
2001
2002
2003
2004
2005 SAAR CYTD

	1999	2000	2001	2002	2003	2004	2005 SAAR CYTD
Large Pickup	2,186	2,189	2,344	2,254	2,373	2,537	2,723
Lge Ute/Lge Lux	718	764	874	898	937	906	851

GM Large Pickup and Large Utility Sales



Large Pickup
Large Utility
Large Lux Utility
In Thousands
1,400
1,200
1,000
800
600
400
200
0
1999
2000
2001
2002
2003
2004
2005 SAAR CYTD

	1999	2000	2001	2002	2003	2004	2005 SAAR CYTD
Large Pickup	845	831	979	944	974	975	1,165
Large Utility	361	391	505	505	491	458	435
Large Lux Utility	24	24	33	69	95	92	91

Large Pickup ATPs


6 Month Moving Average
$28.5
$27.5
$26.5
$25.5
Thousands
$26,181
$27,305
June 2003
June 2004
July 2005

Industry Large Pickup Crew Cab Penetration


60%
50%
40%
30%
20%
10%
0
June 1999
June 2000
June 2001
June 2002
June 2003
June 2004
June 2005

1999 CYTD June	2005 CYTD June	2005 o/(u) 1999
6.7%	51.2%	44.5 p.p.

Source: GMIA, R.L. Polk Registrations

Large Utility ATPs

6 Month Moving Average



$36.0
$35.5
$35.0
$34.5
$34.0
Thousands
$35,089
$35,650
June 2003
June 2004
July 2005

Escalade/Denali as a Percent of Large and Large Luxury Utilities


16%
14%
12%
10%
8%
6%
4%
2%
0
June 1999
June 2000
June 2001
June 2002
June 2003
June 2004
June 2005

1999 CYTD June	2005 CYTD June	2005 o/(u) 1999
4.5%	13.6%	9.1 p.p.

Expectations for Large Utility Market Are More Cautious

- Not anticipating market will reach previous peaks, even with the launch of the next generation
- Portions of the market have declined significantly and will remain under pressure due to competitive alternatives and operating costs/image

However –

- GM remains well positioned to dominate the market even at reduced volumes
- Segment mix continues to richen and this is an important offset
- Manufacturing flexibility is being added to provide a hedge

West Texas Intermediate Oil – United States

Average $/Barrel


W Texas Intermediate (in 2000 U.S.$)
Spot Oil Price: West Texas Intermediate [Prior 1982=Posted Price] ($/Barrel)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1974
1979
1984
1989
1994
1999
2004

Large Truck – Market Outlook

- A number of changes in the last few years have resulted in a more challenging environment:
  - Competition
  - Age of portfolio
  - Gas prices
  - Development of utility alternatives
- Our strategy is to address these and others:
  - Best in class product – including fuel economy
  - Manufacturing flexibility
  - Removal of operating limits on diesels, crew cabs, etc.
- Still an important and healthy category to be #1 in and we need to leverage our strengths as we introduce the next generation

GM

GMNA Turnaround

Rick Wagoner

Chairman & CEO

General Motors


GMNA
GME
GMAP
GMLAAM
GMAC
Product Development
Manufacturing/Labor Relations
Purchasing
Powertrain
Sales/Service/Marketing
Quality
Human Resources
Finance
R&D/Strategic Planning
IS&S
Communications
Legal/Public Policy

Globalizing General Motors

- Global management of key functions moving at rapid pace
  - Benefitting from ground work of past decade
  - Well accepted by organization
- Provides ability to deepen expertise and leverage it consistently around the world
- Tangible results being realized in key areas
  - Product Development
  - Purchasing
  - Manufacturing
  - Powertrain
  - Global Brand Strategy

2005 Priorities/Targets

- Priorities
  - $4.00-$5.00 EPS* — R
  - Operating cash flow of $2B** — R
  - Capital spending of $8B — G
  - Grow global volume — G

- Regional/Sector Income Targets

– North America:	$500M	R
– Europe:	$(500)M	G
– LAAM:	$100M	G
– Asia-Pacific:	$600M	G
– GMAC:	>$2,500M	G

* EPS excluding any special items; at current dilution levels

** Excludes any one-time items

GMNA 2005 CYTD Results

	1st Half	Versus Prior Year
Net Income*	$(2.5)B	Down $3.3B
U.S. Market Share**	27.1%	Flat
– Retail Share**	25.6%	Up 0.6 p.p.
– Daily Rental Volume**	429K units	Down 49K units or 10%
U.S. Inventory**	696K units	Down 465K units
Annual Capacity	5.0M units	Down 700K units

* Adjusted basis, see Q2 Earnings Release on GM website for reconciliation to GAAP figures
** Updated through July 2005

What Happened at GMNA in 2005?

- Weaker sales mix
- Increased brand-building marketing spend
- Pressure on material cost, including cost of product excellence
- Higher health care costs
- Significant reduction in dealer inventories

U.S. Dealer Inventory



Down 543K Units
Units in Millions
2.0
1.5
1.0
0.5
0
1.2
1.2
1.0
0.7
Dec 2004
Mar 2005
June 2005
July 2005

GMNA Turnaround Plan

- Product excellence
- Revitalize sales and marketing strategy
- Accelerate cost reduction and quality improvements
- Address health care burden

Progress in Product Excellence

- Strong sales of recent launch products
- Focus on "Best Products" paying dividends with enthusiast press, others
- New products in 2006/2007 concentrated in most profitable/largest/fastest growing segments
- Going forward, will reap significant benefits from global product development
  - Tightly integrated brand and product strategy
  - Fewer entries, shorter lifecycles

Product Excellence – Fuel Economy Leadership

- GM leads in number of products getting 30 mpg or more
- Intense focus on range of fuel economy improvement technologies
  - Industry leader in E85 flexible fuel vehicles
  - Aggressive roll-out planned for Displacement on Demand and Six Speed transmissions
  - Global diesel strategy will offer options in North America
  - Leading position in Fuel Cell technology
  - Hybrid partnerships

Progress in Sales and Marketing Strategy

- Clear alignment of brands/products/ distribution
- First step in shifting to value focus successful: moving to next phase
- Focus on key markets
- Clear roadmap on distribution channel

Progress in Quality

- Consistent recognition for quality achievement
  - J.D. Power
  - Strategic Vision
  - Leveraging in advertising
- "Moving Left" in vehicle development process
- Outlook for 2006/2007 launches very solid

Progress in Cost Reduction

- Intense focus on high leverage areas
- Enhance sourcing footprint – leverage low cost country presence, global architectures
- Achieve productivity improvement targets and targeted manning levels
- Increase capacity utilization

Address Health Care Burden

- Biggest uncompetitive “line item” is health care
  - Cost disadvantage of over $4 billion vs. Toyota, others
- Currently in active discussions with UAW

GMNA Performance – Key Drivers for 2006 CY

- Volume/Mix
- Net Price
- Material
- Health Care
- Structural Cost/Other

Closing

- Transitioning to run business with strong focus on global leverage of key functions
  - Yielding results already, will see much more
- All business units except GMNA remain on or above track
- GMNA Turnaround Plan being implemented in vigorous and highly focused manner
  - Progress encouraging, much work to do

GMNA
Sales and Marketing Update

Mark LaNeve
GMNA Vice President
Vehicle Sales, Service and Marketing

Agenda

- Sales Recap
- U.S. Market Growth Plan
  - GM Brand Assessment
  - Value Promise and other strategic moves
  - Key Market Strategy
  - PBG Channel Alignment
- Closing Remarks

July Sales and Share Summary

	Sales	% Change	Share	Pt. Change
July	530,027	19.8%	28.7%	(0.2)
CYTD	2,882,397	4.6%	27.1%	0.0

Inventory (7/31/05)	695,642
Compared to (7/31/04)	(465,000)

- Best July since 1986
- All divisions up year-over-year
- Chevy ahead of Ford by 56,000 units
- Cadillac moves into second place ahead of BMW

U.S. Market Growth Plan

1. Clearly differentiate all divisional brands and roles
2. Go to market with a “Total Value Proposition”
3. Focus on key markets
4. Become a consistent world-class retail channel

Clearly Differentiate All Divisional Brands and Roles

***Action Plans** – Deliver eight distinct brands to the market*

- Brand positioning must be comprehended in product planning, design, engineering and marketing
- Differentiate media selection by brand and by market
- Exploit recent improved share of voice plans
- Better alignment and key messaging

U.S. Market Overview

Mainstream	Luxury	Focus Brands
VW	Audi	
Toyota	Lexus	Scion
Nissan	Infiniti	
Honda	Acura	
Ford	Lincoln	Jaguar, Volvo, Mercury, Mazda
Dodge	Mercedes Benz	Chrysler, Jeep
Chevrolet	Cadillac	Buick, Pontiac, GMC HUMMER, Saab Saturn

Bookends

Brand Positioning

- Cadillac — Performance Luxury
- HUMMER — Daring
- SAAB — Jet-Inspired
- Sophisticated Quality
- Seductive Performance
- GMC — Professional Grade
- Dynamic and Inviting
- Expressive Value

Go to Market Strategy

Volume Focus
- Low base prices
- Aggressive marketing
- EZ Spec
- Balanced fleet presence

Value Focus
- Competitive base prices
- Competitive incentives
- Reduced fleet emphasis

Premium Focus
- Brand-driven marketing
- Up-level trim and special edition emphasis
- Limited fleet presence


Volume Focus
Value Focus
GMC
SAAB
HUMMER
Premium Focus

Go to Market with a "Total Value Proposition" *(Total Value Promise)*

Action Plans

- Compelling MSRPs that represent value
- Competitive incentives and financing
- Simplified option packaging strategy
- Great content, features and technology (OnStar and StabiliTrak)

Total Value

- Higher turn rates = lower overall inventories
- Lower daily rental sales

Improved Residual Values

IntelliChoice.com – Web Shopping Example

- GM was not price competitive

Malibu	$19,200
Accord	$17,095
Camry	$19,025



SIDE-BY-SIDE COMPARISON
Year 2005 2005 2005
Make Chevrolet Honda Toyota
Model Malibu Accord Camry
Trim 4 Dr Sedan DX (Auto) STD (Auto)
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CONTENTS
All Sections
Pricing & Warranty
Ownership Costs
Specifications
2005 Chevrolet Malibu
2005 Honda Accord
2005 Toyota Camry
Vehicle Report
Pricing & Warranty
Pricing
List Price $19,200 $17,095 $19,025
Invoice Price $17,568 $15,392 $17,406
Target Price $17,768 $15,592 $17,609
Class Midsize Midsize Midsize
IntelliChoice Value Average Excellent Excellent

Competitive Web Shopping

- For the 2006 MY, we plan to be price competitive with "value" vehicles

Malibu	$17,990
Accord	$17,095
Camry	$19,025



PRICING
RATINGS
FEATURES
SPECS
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Malibu
Accord
Camry
Request a Brochure
Pricing
Malibu
Accord
Camry
MSRP
$17,990
$17,095
$19,025

2006 MY competitive pricing still being announced

June/July Employee Discount

- Divisional messages were on brand strategy (e.g., Buick quality)
- Excellent message alignment between corporate and division communications
- 100% of Dealer LMG advertising mirrored corporate advertising
- Consumer recall of June/July campaign at an all time high (82% recall)

Employee Discount – Continuation

- Employee discount program continued on 2005 models as a sell-down tool
  - Program extended based on June/July performance and aligns with "Total Value Promise"
    - Net price vs. consumer cash play
- Employee discount program announced on 2006 full-size utilities and full-size pickups
  - These two segments had highest "lift" in the June/July program
    - Transparent pricing (net price) worked well in these two segments and aligns with "Total Value Promise"
  - Value pricing initiatives for 2006 were primarily focused on cars and mid-utilities
  - More efficient use of resources

Value Leaders for MY 2006

Saturn ION	$12,490
Chevrolet HHR	$15,990
Chevrolet Malibu	$17,990
Chevrolet Uplander (SWB)	$21,990
Chevrolet Impala (211)	$21,990
Chevrolet Silverado Crew	$27,990
Chevrolet Tahoe	$34,990
Pontiac G6 (4 cyl.)	$17,990
Pontiac Solstice	$19,995
HUMMER H3	$29,500

ALG 36 Month Residual Values

% of MSRP

Vehicle	Beginning of Model Year
06MY Impala LS	41%
05MY Impala Base	34%
06MY DTS	48%
05MY Deville Base	37%
06MY G6 Base	39%
05MY G6 Base	36%
06MY H3	51%

GM Dealer Inventory


1,400,000
1,200,000
1,000,000
800,000
600,000
1,160,775
1,238,977
695,642
≈1,000,000
July 2004
Dec 2004
July 2005
Dec 2005

Daily Rental Walk Down Plan

- We are reducing our daily rental volume and plan to continue
- Examples of reduced/eliminated capacity:
  - Lansing (Grand Am, Classic)
  - Baltimore (Astro, Safari)
  - Oklahoma City-one shift (TrailBlazer EXT, Envoy XL)

Daily Rental Sales (July CYTD 2005 vs. CYTD 2004)

Ford	+ 35,021
DCX	+ 23,551
Nissan	+ 14,809
Toyota	+ 14,087
Hyundai	+ 10,027
Kia	+ 10,078
GM	- 49,354

Become a Consistent World-Class Retail Channel

Action Plans

- Channel alignment
  - Chevrolet
  - Saturn
  - Buick-Pontiac-GMC (BPG)
  - Cadillac/HUMMER/Saab
- Continued primary focus on BPG channel consolidation
- Address operator, locations and facilities issues
- Continue to drive sales and CSI focus via Standards for Excellence (SFE)

Running the Business

SIMPLIFY

- Everything begins with product, but it doesn't stop there
- Great brands are built on equal parts
  - Product
  - Image
  - Dealer/retail experience


PRODUCTS
IMAGE
DEALERS

GM

Global Purchasing Update

Bo Andersson
Vice President
Global Purchasing and Supply Chain

Global Purchasing

- What We Do
- How We Do It
- Challenges and Opportunities

Global Purchasing Summary

- Supply Base performance good in areas of Delivery, Quality and Launch
- Convergence of issues (raw material, global competition) presenting challenges
- GM's growth in Eastern Europe, Korea and China highlighting new opportunities
- To regain and increase previous momentum:
  - Continue to leverage global size
  - Aggressive restructuring of Supply Base
  - Accelerate footprint shift
  - Increase speed of execution on global complexity reduction

Our Goal Is to Manage GM's Global Supply Chain and Help Us Build Competitive Advantage

3,200 Suppliers

15,000-20,000 New Parts

65 Vehicles/14 Architectures

160,000 Part Numbers

$6 Billion Logistics/$13 Billion Indirect M&E

$85 Billion in Direct Material Purchases

Managed by 4,000 Employees in 40 Countries

Global Purchasing and Supply Chain Priorities

Supply Chain	Quality/ Launch	Program Management	Current/Future Business
Global Logistics Capability to Support Global Footprint	Flawless Launch Execution	Launch New Programs at Right Quality, Right Time, and Right Cost	Best Landed Cost Globally

Priorities Aligned with Corporate Strategies

How We Work

Pre 2005	2005
Chemical	Exterior
Electrical	Interior
Metallic	Electrical
	HVAC
	Chassis
	Powertrain
	Structures & Closures

Benefits of Restructuring

- Greater alignment with Global Engineering
- Product focused/global platforms
- More focus on parts/components and opportunities
- More global focus on complexity reduction

"20 in 3" What We Learned

Has been effective to drive:

- Stretch mentality (internal and external)
- Multiple year focus/targets
- Purchasing/Engineering alignment
- Consistent metrics and message to Supply Base
- Development of new tools (e.g., Benchmark/ Teardown, Co-Sourcing and Value Chain)

Driven Different Behavior Internally and Externally

"20 in 3" Results – Top 28 Suppliers


50%
Improvement
Annual Savings %
2000-2002
2003-2005

Improved Results vs. Prior Years

Material Cost Reduction Over Time

Present

+ Competitive sourcing
+ Capabilities in low cost regions
+ Deeper into value chain
– Raw material pressures
– Reduced GMNA volume
– Excess capacity
– Added content w/o price

Future

+ Global platforms
+ Restructure Supply Base
+ Component sourcing
+ Footprint optimization
+ Raw material mitigation

Have Strategies to Regain Momentum

Supplier Integration – Seat System Example



Strategies

- "Right" level of supplier integration
- Capitalize on opportunity for Bill of Material re-use of structures
- Optimize footprint for trim covers, leather and fabric

The Key Is Finding Right Level of Supplier Integration to Maximize Value for the End Customer

Restructuring of Supply Base – Capacity Utilization Example


Current Status
Open
Used
Future Status
60
50
40
30
20
10
0
A
B
C
D
E
Suppliers

- 5 global suppliers
- 62% average capacity utilization
- 4 global suppliers
- 80% average capacity utilization

Consolidating Volume with Best Suppliers

Restructuring of Supply Base – Example

	Supply Chain	Quality/ Launch	Program Management	Current/Future Business
Supplier A	G	G	Y	Y
Supplier B	G	Y	G	G
Supplier C	G	R	Y	Y
Supplier D	G	G	Y	R
Supplier E	R	R	R	R
Supplier F	Y	Y	Y	R

Grow	*Fix*	*Exit*
Supplier A	Supplier C	Supplier E
Supplier B	Supplier D	Supplier F

Supplier Footprint

- Develop local Supply Base for emerging markets
  - China, Korea, Eastern Europe
- Improve competitiveness in mature markets by sourcing right components to the right place globally
  - Centers of expertise and sustainable cost structure
- Supported by global organization and global strategies (architecture, Bill of Material re-use, etc.)

Objective to Achieve the Best Landed Cost Globally

Raw Material Mitigation Strategies

Material	Mitigation Strategies
Steel	■ Multi-year contracts ■ Resale program for suppliers ■ Reduce usage/improve yield
Aluminum	■ Switch to steel (ex. 800 liftgate)
Precious Metals	■ Thrifting ■ Material substitution ■ Hedging
Copper Lead Magnesium	■ Hedging

Troubled Supplier Challenges

- U.S. competitive pressures currently driving additional stress in domestic supply community
- Common themes in recent bankruptcies
  - Highly leveraged
  - Substantial merger/acquisition activity
  - Higher labor costs
  - High exposure of raw materials (petroleum, steel)
- Pro-active supplier management process
- Delphi continues to present its own challenges and opportunities

Conclusions

- Global Purchasing and Supply Chain has a long track record of contribution to GM
- Currently have some challenges to work through
- Strategies in place to overcome challenges and regain momentum

Global Business Update

John Devine
Vice Chairman & CFO

Agenda

- Economic/Auto Industry Update
- GM Regional Business Update
- Balance Sheet Strength

Global Economic Update

- Flattening of yield curve
- Oil price increases have exceeded expectations
- Global economic growth remains healthy
- U.S. economic expansion remains solid
- Western Europe shows some signs of a partial rebound
- AP has regained growth momentum
- LAAM economies continue to grow robustly

Global Auto Industry Overview

- Industry growth keeping pace with economy
  - 2.6% annual unit growth thru 2014
  - 6.2% annual revenue growth thru 2014
- Brisk growth in emerging markets
- Richening of mix in more mature markets
- Continued competitive pressure on products and pricing in key markets
- Price pressure and raw material cost increases providing challenges

Global Industry Growth (2004-2014)


North America
+2.3M units or 11%
Europe
+2.5M units or 12%
Asia Pacific
+12.4M units or 73%
LAAM
+2.5M units or 52%

Agenda

- Economic/Auto Industry Update
- GM Regional Business Update
- Balance Sheet Strength

GME

- H1 net income loss of $66M*; Q2 profitable
- Market share thru July is 9.6%, up 0.1 p.p.
- GMDAT products providing market share gains
- Positive reaction to Zafira launch
- Solid material cost performance
- Pricing continues to be challenging

* Adjusted basis, see Q2 Earnings Release on GM website for reconciliation to GAAP figures

GME Restructuring Update

- Expected headcount reduction of about 10,000 employees by end of 2005
- Modest amount of charge-offs in H2
- Results starting to impact profitability
- Continue focus on revenue optimization
- Pursuing growth opportunities in Eastern Europe and Russia

GMLAAM

- H1 net income $79M
- Market share thru July is up 0.3 p.p., while industry is up 20%
- Brazilian Real appreciation negatively impacting export profitability
- South Africa industry up 27% and GM share up 2.4 p.p. (GMSA volume up more than 54%)
- Strong growth in Argentina, Venezuela and Middle East

GMAP

- H1 net income of $236M
- Market share thru July is 5.6%, up 0.4 p.p., while industry is up 6.9%
- Pricing has moderated in China with resumption of strong industry growth
- GMDAT profitable in Q2 from increased export volume
- Strong industry growth in India and Thailand with GM gaining share
- Continues to provide strong growth opportunity

China


China Industry
GM Share
Industry Thousands
GM Share (%)
6,000
5,000
4,000
3,000
2,000
1,000
0
12%
10%
8%
6%
4%
2%
0
2,469
3,376
4,563
5,247
5,627
4.2%
4.2%
8.5%
9.4%
11.0%
2001
2002
2003
2004
2005 CYTD SAAR

GMAC

- H1 net income of $1,544M
- Profitability on Financing business down
  - Rising borrowing costs
  - Partially offset by diversified funding and favorable credit experience
- Mortgage business net income up significantly y-o-y
  - Growth in market share, fee-based revenue and international operations
- Solid increase in net income from Insurance operations
  - Underwriting performance and portfolio returns

GMAC Global Liquidity

- Strong cash position of $22.2B*
- Over $55B of unutilized bank lines, auto whole loan and conduit capacity
- Positive liquidity profile
- Continued large-scale access to ABS market at attractive spreads
- Expanded securitization capability
- Renewed access to unsecured market with recent €500 million debt offering in Europe and successful $4B ResCap offering

* Includes cash of $19.7 billion and marketable securities of $2.5 billion as of June 30, 2005

GMAC Strategic Alternatives

- Objectives
  - Maintain mutually beneficial “hand-in-glove” relationship between GMAC and GM
  - Insure ongoing access to liquidity and cost competitive funding
- Actions taken to date
  - Formation of ResCap
  - Auto Whole Loan Sale Agreement with Bank of America (up to $55B)
  - Agreement to sell a majority stake in commercial mortgage business
- Continuing to evaluate options -- we will update as appropriate

Agenda

- Economic/Auto Industry Update
- GM Regional Business Update
- Balance Sheet Strength

Balance Sheet Strength

- Strong, but needed, cash position
- U.S. Hourly and Salary pension plans fully funded
- Approximately $20B in VEBA assets
- Automotive near-term funding requirements are not significant
- Positive liquidity profile at GMAC

Key Takeaways

- What is working
  - Product – Focus on "Best Products"
  - Balance Sheet strength
  - GMAC profitability despite challenging environment
  - Auto Business outside GMNA
- Areas of focus for improvement
  - GMNA structural cost – health care and capacity
  - Material cost – supplier footprint, global platforms and working with troubled suppliers
  - GMNA revenue enhancement – Total Value Proposition and reduce daily rent